Exhibit 10.2
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
          FIRST AMENDMENT (this “Amendment”), dated as of December 28, 2006, to the Second Amended and Restated Registration Rights Agreement, dated as of December 18, 2003 (as previously amended, supplemented or otherwise modified, the “Agreement”), by and between Allied Waste Industries, Inc., a Delaware corporation, Apollo Investment Fund IV, L.P., a Delaware limited partnership, Apollo Investment Fund III, L.P., a Delaware limited partnership, Apollo Overseas Partners IV, L.P., a Delaware limited partnership, Apollo Overseas Partners III, L.P., a Delaware limited partnership, Apollo (U.K.) Partners III, L.P., an English limited partnership, Apollo/AW LLC, a Delaware limited liability company, Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners II L.P., a Cayman Islands limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands limited partnership, Blackstone Family Investment Partnership II L.P., a Delaware limited partnership, Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, GSCP Offshore Fund, L.P., a Cayman Islands exempted limited partnership, Greenwich Fund, L.P., a Delaware limited partnership, Greenwich Street Employees Fund, L.P., a Delaware limited partnership, TRV Executive Fund, L.P., a Delaware limited partnership, DLJMB Funding II, Inc., a Delaware corporation, DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership, DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership, DLJ Diversified Partners, L.P., a Delaware limited partnership, DLJ Diversified Partners-A, L.P., a Delaware limited partnership, DLJ Millennium Partners, L.P., a Delaware limited partnership, DLJ Millennium Partners-A, L.P., a Delaware limited partnership, DLJ First ESC L.P., a Delaware limited partnership, DLJ Offshore Partners II, C.V., a Netherlands Antilles limited partnership, DLJ EAB Partners, L.P., a Delaware limited partnership and DLJ ESC II, L.P., a Delaware limited partnership, Kenneth D. Moelis, Mark Lanigan, Jeffrey Klein and Susan Schnabel (collectively, the “Shareholders”).
          The Stockholders are parties to the Agreement and they wish to amend the Agreement as described below in consideration of the promises and for other good and valuable consideration, the receipt of which is hereby acknowledged:
          1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.
          2. Amendment to Section 2.1 (Incidental Rights). Section 2.1 of the Agreement is hereby amended by inserting the following text at the end of the first paragraph thereof:
Notwithstanding the preceding paragraph, if the Company files an automatic shelf registration statement on Form S-3ASR or a successor form that becomes effective upon filing with the SEC (a “WKSI Shelf”) for registration under the Securities Act of any shares of Subject Securities for sale, for cash consideration, to the public by the Company or on behalf of one or more shareholders of the Company, the Apollo/Blackstone Shareholders will be entitled to include their Registrable Securities in the coverage of such WKSI Shelf and in any underwritten offerings registered on such WKSI Shelf that are initiated by the Company or other

Apollo/Blackstone Shareholders (each such offering, a “WKSI Shelf Takedown”), in each case subject to the other provisions of this Section 2.1. Notwithstanding anything to the contrary contained in this Section 2.1, the Company shall not be required to give Shareholders prior notice of the proposed filing of a WKSI Shelf. The Company will, however, give the Apollo/Blackstone Shareholders prior written notice of any proposed WKSI Shelf Takedown, which notice shall be given no later than (A) the close of business on the third business day preceding the business day on which “face to face” marketing efforts involving one or more of officers of the Company relating to the WKSI Shelf Takedown (a “Roadshow”) commence or (B) 24 hours (or if 24 hours’ notice is not practicable, such shorter prior as is practicable) to the anticipated execution of an underwriting agreement relating to the pricing of an underwritten offering that does not involve a Roadshow (a “Block Trade”). Each such notice will describe the proposed WKSI Shelf Takedown, including anticipated size, timing, participants (e.g., the offerors and underwriters, to the extent known at such time), plan of distribution and other relevant terms. In order to exercise their incidental rights under this Section 2.1 in connection with a WKSI Shelf Takedown, the Apollo/Blackstone Shareholders must request inclusion of their Registrable Securities in the WKSI Shelf Takedown by a written notice to the Company no later than (X) one business day after notice of the commencement of a Roadshow or (Y) within the time period set forth in the notice in the event of a proposed Block Trade, as the case may be. The Apollo/Blackstone Shareholders requesting the inclusion of their Registrable Securities in the WKSI Shelf Takedown pursuant to the immediately preceding sentence will be required to agree to all applicable terms of such WKSI Shelf Takedown and enter into the underwriting agreement and other documents relating thereto. Any Apollo/Blackstone Shareholder (including any Apollo/Blackstone Shareholder that initiated a WKSI Shelf Takedown pursuant to Section 2.2 of this Agreement) may withdraw from any proposed WKSI Shelf Takedown at any time prior to the entering into the underwriting agreement relating to such WKSI Shelf Takedown. In such a case, if a prospectus supplement relating to such WKSI Shelf Takedown is not filed with the SEC, the number of requests for registration permitted under this Agreement with respect to such Apollo/Blackstone Shareholder will not be reduced.
          3. Amendment to Section 2.2 (Demand Rights). (a) Section 2.2 of the Agreement is hereby amended by deleting the following clause in the first paragraph:
provided, that all offerings contemplated by a request for registration under this Section 2.2 shall be underwritten offerings involving a distribution of Registrable Shares to the public in which reasonable efforts are made not to knowingly sell to any single buyer, acting individually or with others, who after such underwriting will own more than 9% of the Total Voting Power (as defined in the Shareholders Agreement) (any such buyer, “Significant Stockholder”), under circumstances in which it would reasonably be expected to not result in any person becoming a Significant Stockholder and substituting the following text in lieu thereof:

“provided, that all offerings contemplated by a request for registration under this Section 2.2 shall be underwritten offerings involving a distribution of Registrable Shares to the public in which reasonable efforts are made not to knowingly sell to any single buyer, acting individually or with others, who after completion of the distribution relating to such Registrable Shares will own more than 15% of the Total Voting Power (as defined in the Shareholders Agreement) (any such buyer, a “Significant Stockholder”); and provided further, that for the purpose of the immediately preceding proviso, such underwriter or Apollo/Blackstone Shareholder may conclusively rely on such buyer’s most recent filing with the Commission, in whole or in part, disclosing ownership of Common Stock, whether on any of Schedule 13D, Schedule 13F, Schedule 13G, Form 3, Form 4 or otherwise, unless such Apollo/Blackstone Shareholder or underwriter has actual knowledge of greater ownership (including, but not limited to, knowledge resulting from sales made by such Apollo/Blackstone Shareholder or its affiliates to that buyer, any of its known affiliates or to those known to be acting with the buyer, in all such cases subsequent to the period covered by any such filing with the Commission).
(b) Section 2.2 of the Agreement is hereby further amended by inserting the following sentence at the end thereof:
Notwithstanding anything to the contrary contained in this Agreement, the Apollo/Blackstone Shareholders may exercise their demand rights pursuant to this Section 2.2 to initiate, and to require the Company to facilitate, a WKSI Shelf Takedown under a WKSI Shelf filed on the Company’s initiative (including the WKSI Shelf on file as of the date hereof), subject to all other applicable provisions of this Section 2.2 (for these purposes, a WKSI Shelf Takedown shall be deemed the filing of a registration statement so that, among other things, the Company may delay the demanded WKSI Shelf Takedown in accordance with the third paragraph of this Section 2.2 in respect of filings of registration statements). In the event the Apollo/Blackstone Shareholders exercise such demand rights and the WKSI Shelf Takedown is completed, the number of demand requests available under Section 2.2 of this Agreement shall be reduced by one (1). An Apollo/Blackstone Shareholder intending a WKSI Shelf Takedown shall give the Company at least 24 hours prior written notice of an intended Block Trade or sales through brokers and at least three business days prior written notice of all other WKSI Shelf Takedown transactions (provided that such notice will only be required to describe the intent to execute a Block Trade, the anticipated timing thereof and any other terms that are known by the Apollo/Blackstone Shareholders at such time of delivery).
          4. Amendment to Section 2.3 (Shelf Registration Rights). (a) Section 2.3 of the Agreement is hereby amended by inserting the following text as the new second sentence thereof:
For the avoidance of doubt, the term “Shelf Registration Statement” shall include any WKSI Shelf.

(b) Section 2.3 of the Agreement is hereby further amended by substituting the following in place of the second paragraph:
The Company shall use reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act and to keep the Shelf Registration Statement continuously effective under the Securities Act for a period of six years following its being declared effective (the “Effectiveness Termination Date”); provided, however, that such Effectiveness Termination Date shall be increased by the number of days that the Shelf Registration Statement is delayed or suspended pursuant to this Section 2.3, and provided further, that the Company may file multiple Shelf Registration Statements, if necessary, to maintain the effectiveness of a Shelf Registration Statement for such six year period (and such multiple filings shall be considered to be part of the one request under this Section).
(c) Section 2.3 of the Agreement is hereby further amended by deleting the following sentence in its entirety:
In connection with any sales pursuant to the Shelf Registration Statement, reasonable efforts shall be made not to knowingly sell to any single buyers, acting individually or with others, who, after taking account of the sales, will own more than 9% of the Total Voting Power (as defined in the Shareholders Agreement)
and substituting the following text in lieu thereof:
In connection with any sales pursuant to the Shelf Registration Statement, reasonable efforts shall be made not to knowingly sell to any single buyer, acting individually or with others, who, after completion of the distribution relating to such sales, will own more than 15% of the Total Voting Power (as defined in the Shareholders Agreement); provided that for purposes of this sentence, the underwriter or any Apollo/Blackstone Shareholder may conclusively rely on such buyer’s most recent filing with the Commission, in whole or in part, disclosing ownership of Common Stock, whether on any of Schedule 13D, Schedule 13F, Schedule 13G, Form 3, Form 4 or otherwise, unless such Apollo/Blackstone Shareholder or underwriter has actual knowledge of greater ownership (including, but not limited to, knowledge resulting from sales made by such Apollo/Blackstone Shareholder or its known affiliates to that buyer, any of its known affiliates or to those known to be acting with the buyer, in all such cases subsequent to the period covered by any such filing with the Commission).
          5. Amendment to Section 2.4 (Registration Conditions). Section 2.4 of the Agreement is hereby amended by inserting the following new text at the end thereof:
For the avoidance of doubt, this Section 2.4 shall only apply to a WKSI Shelf to the extent such terms apply to a registration effected on a WKSI Shelf.

          6. Amendment to Section 4.3 (Dispositions During Registration). Section 4.3 of the Agreement is hereby amended by inserting the following new text at the end of the first sentence thereof:
(such period, the “Lock-up Period”); provided, that with respect to a WKSI Shelf, the Lock-up Period shall begin on the date of the notice given by the Company pursuant to Section 2.1 of this Agreement with respect to a proposed WKSI Shelf Takedown and shall continue for the shorter of (x) 90 days from the date of the underwriting agreement for such WKSI Shelf Takedown and (y) any shorter period as may apply to the Company or other Apollo/Blackstone Shareholders participating in such WKSI Shelf Takedown.
          7. Waiver of Past Notices. The parties hereto waive all notices pursuant to the Agreement they may have otherwise been entitled to prior to the date hereof.
          8. Continuing Effect; No Other Amendments. Except as expressly amended pursuant to this Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the consent of any Stockholder or indicate the willingness of any Shareholder to consent to any other amendment, modification or waiver of the Agreement.
          9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.
          11. Termination and Mutual Release. Upon execution of this Amendment by the undersigned Non-Apollo/Blackstone Shareholders, the undersigned Non-Apollo/Blackstone Shareholders agree to terminate their respective rights and obligations under this Agreement, which will be of no further force and effect in all respects with respect to such undersigned Non-Apollo/Blackstone Shareholders, and the undersigned Non-Apollo/Blackstone Shareholders hereby release the Company and the other Shareholders of their respective obligations under this Agreement and the Company and the Apollo/Blackstone Shareholders hereby release the undersigned Non-Apollo/Blackstone Shareholders of their respective obligations under this Agreement.
          12. Effectiveness. This Amendment shall become effective only upon execution by (a) the Company and all of the Shareholders of this Amendment and of the First Amendment to the Third Amended and Restated Shareholders Agreement and (b) all investors party to the Second Amendment to Amended and Restated Investment Agreement dated as of the date hereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ALLIED WASTE INDUSTRIES, INC.

Name:
Title:

APOLLO INVESTMENT FUND IV, L.P.
APOLLO OVERSEAS PARTNERS IV, L.P.

By:	Apollo Advisors IV, L.P.
its General Partner

	By:	Apollo Capital Management IV, Inc.
its General Partner

By

Name:
Title:

APOLLO/AW LLC

By:	Apollo Management IV, L.P.
its Manager

	By:	AIF IV Management, Inc.
its General Partner

By

Name:
Title:

APOLLO INVESTMENT FUND III, L.P.
APOLLO OVERSEAS PARTNERS III, L.P.
APOLLO (UK) PARTNERS III, L.P.

By:		Apollo Advisors II, L.P.
its General Partner

	By:	Apollo Capital Management II, Inc.
its General Partner

By

Name:
Title:

BLACKSTONE CAPITAL PARTNERS III
MERCHANT BANKING FUND L.P.
BLACKSTONE OFFSHORE CAPITAL
PARTNERS III, L.P.
BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

By:		Blackstone Management Associates III, L.L.C.
its General Partner

By

Name:
Title

BLACKSTONE CAPITAL PARTNERS II
MERCHANT BANKING FUND L.P.
BLACKSTONE OFFSHORE CAPITAL
PARTNERS II, L.P.
BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P

By:		Blackstone Management Associates II, L.L.C.
its General Partner

By

Name:
Title:

GREENWICH STREET CAPITAL PARTNERS, II L.P.
By:	Greenwich Street Investments II, L.L.C.
its General Partner

By
Name:
Title

GSCP OFFSHORE FUND, L.P.
By:	Greenwich Street Investments II, L.L.C.
its General Partner

By
Name:
Title:

GREENWICH FUND, L.P.
By:	GREENWICH STREET INVESTMENTS II, L.L.C.
its General Partner

By
Name:
Title:

GREENWICH STREET EMPLOYEES FUND, L.P.
By:	GREENWICH STREET INVESTMENTS II, L.L.C.
its General Partner

By
Name:
Title:

TRV EXECUTIVE FUND, L.P.
By:	GREENWICH STREET INVESTMENTS II, L.L.C.
its General Partner

By
Name:
Title:

By:	GREENWICH STREET INVESTMENTS II, L.L.C.
its General Partner

By
Name:
Title:

DLJMP FUNDING II, INC.
By
Name:
Title:

DLJ MERCHANT BANKING PARTNERS II, L.P.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ MERCHANT BANKING PARTNERS II-A, L.P.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ DIVERSIFIED PARTNERS, L.P.
By:	DLJ Diversified Partners, Inc.
Managing General Partner

By
Name:
Title:

DLJ DIVERSIFIED PARTNERS-A, L.P.
By:	DLJ Diversified Partners, Inc.
Managing General Partner

By
Name:
Title:

DLJ MILLENNIUM PARTNERS, L.P.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ MILLENNIUM PARTNERS-A, L.P.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ FIRST ESC L.P.
By:	DLJ LBO Plans Management Corporation
General Partner

By
Name:
Title:

DLJ OFFSHORE PARTNERS II, C.V.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ EAB PARTNERS, L.P.
By:	DLJ LBO Plans Management Corporation
General Manager

By
Name:
Title:

DLJ ESC II L.P.

By:	DLJ LBO Plans Management Corporation
General Partner

By

Name:
Title:

KENNETH D. MOELIS,

MARK LANIGAN,

JEFFREY KLEIN

SUSAN SCHNABEL